UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2005

Date of Report (Date of earliest event reported)

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road

Groveport, Ohio 43125

(Address of principal executive offices)

(614) 748-1150

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 15, 2005, the Company completed the acquisition of substantially all of the assets of GNP Computers, Inc., as described under Items 1.01 and 2.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on August 17, 2005.

This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K for the purposes of including the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements at and for the years ended December 31, 2004 and 2003, of GNP Computers, Inc. are attached to this Current Report as Exhibit 99.1.

(b)	Pro forma financial information.

The unaudited pro forma financial statements at and for the year ended December 31, 2004 and the six months ended June 30, 2005, are attached to this Current Report as Exhibit 99.2.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent from independent registered public accounting firm for the GNP Computers, Inc. financial statements as of December 31, 2004 and 2003 and for the two-year period ended December 31, 2004.

99.1	Audited financial statements of GNP Computers, Inc. at and for the year ended December 31, 2004 and 2003.

99.2	Unaudited pro forma condensed consolidated financial information at and for the year ended December 31, 2004 and the six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.
(Registrant)

/s/ Michael R. Sayre
Michael R. Sayre, Executive Vice President and
Chief Financial Officer

Dated: October 26, 2005